UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BioTelemetry, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the 2017 Stockholder Meeting of

To Be Held On:

May 11, 2017 at 8:30 AM, Eastern Time,

at the Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, PA 19428

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/01/17.

Please visit http://www.gobio.com in the “Investor Relations” section, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS AND A VOTE FOR “ONE YEAR” ON PROPOSAL 3	1.	Election of the following Class I directors to hold office until the 2020 Annual Meeting.

Joseph H. Capper

Joseph A. Frick

Colin Hill

	2.	Approval, on an advisory basis, of the compensation of our named executive officers

	3.	Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation

	4.	Approval of the BioTelemetry, Inc. 2017 Omnibus Incentive Plan

	5.	Approval of the BioTelemetry, Inc. 2017 Employee Stock Purchase Plan

	6.	Approval of amendments to our Bylaws to change the voting requirement relating to the election of directors

	7.	Approval of amendments to our Certificate of Incorporation to change the voting requirement relating to the adoption, amendment or repeal of any provision of our Bylaws

	8.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Please note that you cannot use this notice to vote by mail.